SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                   FORM 8 - K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 21, 2004


                              NORTH VALLEY BANCORP
                              --------------------
             (Exact name of registrant as specified in its charter)


          CALIFORNIA                     0-10652                94-2751350
(State or other jurisdiction of       (File Number)          (I.R.S. Employer
        incorporation)                                    identification number)


                    300 Park Marina Circle, Redding, CA 96001
                    -----------------------------------------
              (Address of principal executive offices and zip code)


                                 (530) 226-2900
                                 --------------
              (Registrant's telephone number, including area code)

         Item 7:  Financial Statements and Exhibits

                  (c)      Exhibits

              (99.50)      News Release of North Valley Bancorp dated
                           ------------------------------------------
                           January 21, 2004
                           ----------------


         Item 12: Results of Operations and Financial Condition

         On January 21, 2004, the registrant issued a Press Release reporting its financial results for the year ending December 31, 2003. Attached hereto as
Exhibit 99.50 and incorporated herein by this reference is said Press Release dated January 21, 2004.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NORTH VALLEY BANCORP


                                       By: /s/ EDWARD J. CZAJKA
                                           -------------------------------------
                                           Edward J. Czajka
Dated:  January 21, 2004                   EVP & CFO



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